                                                                     EXHIBIT 1.1




                             SNYDER OIL CORPORATION


                   8 3/4% SENIOR SUBORDINATED NOTES DUE 2007


                             UNDERWRITING AGREEMENT


                                                                    June 5, 1997



NationsBanc Capital Markets, Inc.
Chase Securities Inc.
Smith Barney Inc.
Petrie Parkman & Co., Inc.

c/o NationsBanc Capital Markets, Inc.
NationsBank Corporate Center
100 North Tryon Street
Charlotte, North Carolina 28255

Dear Sirs:

                 SECTION 1. Introductory. Snyder Oil Corporation, a Delaware corporation (the "Company"), proposes to issue and sell to the several Underwriters named in Schedule I hereto (the "Underwriters"), $175,000,000 aggregate principal amount of its 8 3/4% Senior Subordinated Notes due 2007 (the "Securities"). The Securities are to be issued pursuant to the provisions of an indenture, to be dated as of June 10, 1997 (the "Original Indenture"), between the Company and Texas Commerce Bank National Association, as Trustee (the "Trustee"), a first supplement to the Original Indenture, to be dated as of June 10, 1997 (the "First Supplemental Indenture"), between the Company and the Trustee, and a second supplement to the Original Indenture, to be dated as of June 10, 1997 (the "Second Supplemental Indenture" and, together with the Original Indenture and the First Supplemental Indenture, the "Indenture"), among the Company, certain subsidiaries of the Company (the "Subsidiary Guarantors") and the Trustee. As provided in the Indenture, the




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Securities are to be guaranteed on a senior subordinated basis pursuant to guarantees (the "Subsidiary Guarantees") by the Subsidiary Guarantors, provided that the Subsidiary Guarantees will terminate under certain circumstances. The Company and the Subsidiary Guarantors hereby agree with the Underwriters as follows:

                 SECTION 2. Representations, Warranties and Agreements of the Company and the Subsidiary Guarantors. The Company and the Subsidiary Guarantors, jointly and severally, represent and warrant to, and agree with, the several Underwriters that:

                 (a) The Company meets the requirements for use of Form S-3 under the Securities Act of 1933, as amended (the "Act"), and two registration statements on Form S-3 (Nos. 33-52807 and 333-27363), including a prospectus, relating to the Securities have been filed with and declared effective by the Securities and Exchange Commission (the "Commission"). Such registration statements as amended at the time when each of them became effective, including information (if any) contained in a prospectus subsequently filed with the Commission and deemed to be part of the registration statement at the time of effectiveness pursuant to Rule 430A under the Act, or, if a post-effective amendment is required to be filed pursuant to Rule 430A under the Act, as amended by such post-effective amendment, are hereinafter referred to collectively as the "Registration Statement," and the prospectus and prospectus supplement in the form first used to confirm sales of Securities are hereinafter referred to collectively as the "Prospectus." No stop order suspending the effectiveness of the Registration Statement has been issued and no proceeding for that purpose has been initiated or, to the knowledge of the Company, threatened by the Commission.

                 (b) When the Registration Statement became effective and at all times subsequent thereto up to the Closing Date hereinafter mentioned, the Registration Statement and the Prospectus, and any amendments or supplements thereto, have conformed and will conform in all material respects with the requirements of the Act and the rules and regulations (the "Rules and Regulations") of the Commission thereunder, and at such effective time the Registration Statement did not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and the Prospectus, as amended or supplemented at the Closing Date, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements contained therein, in the light of the circumstances under which they were made, not misleading; except that the foregoing does not apply to (i) that part of the Registration Statement that constitutes the Statement of Eligibility and Qualification (Form T-1) under the Trust Indenture Act of 1939, as amended (the "1939





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         Act"), of the Trustee, and (ii) statements or omissions in the
         Registration Statement or the Prospectus, as amended or supplemented if applicable, based upon written information furnished to the Company by any Underwriter through you specifically for use therein.

                 (c) The consolidated financial statements included in the Registration Statement and Prospectus present fairly the consolidated financial position of the Company and its consolidated subsidiaries as at the dates indicated and the results of their operations and the changes in their consolidated financial position for the periods specified; said financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis during the periods involved, except as indicated therein; and the supporting schedules included in the Registration Statement present fairly the information required to be stated therein. The pro forma financial statements included in the Prospectus have been prepared on a basis consistent with such historical statements, except for the pro forma adjustments specified therein, and give effect to the assumptions made on a reasonable basis and present fairly the information specified therein. The reserve reports of Netherland, Sewell & Associates, Inc. ("Netherland Sewell") and Ryder Scott Company Petroleum Engineers ("Ryder Scott") present the proved reserves, future net revenues therefrom and discounted present value thereof in compliance with the applicable Rules and Regulations, and all of the information furnished by the Company to Netherland Sewell and Ryder Scott and used in connection with the preparation of such reports (including, but not limited to, information regarding working interests, net revenue interests and pricing) was true and correct in all material respects as of the applicable effective date of such reports and audits and conformed with the applicable Rules and Regulations. The other financial and statistical information and data set forth in the Registration Statement and the Prospectus are accurately presented and prepared on a basis consistent with such financial statements or reserve reports or audits and the books and records of the Company.

                 (d) Since the date as of which information is given in the Prospectus, except as otherwise stated therein, (i) there has been no material adverse change in the condition, financial or otherwise, earnings, affairs or business prospects of the Company and the Subsidiaries (as hereinafter defined) considered as a whole, whether or not arising in the ordinary course of business and (ii) there have been no material transactions entered into by the Company or any of the Subsidiaries other than those in the ordinary course of business.

                 (e) The documents which are incorporated by reference in the Registration Statement and the Prospectus, and any amendments or supplements thereto, when they were





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         filed with the Commission or were or hereafter are last amended, complied in all material respects with the requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the Rules and Regulations promulgated under the Exchange Act, and when read together with the information in the Prospectus, no such document, when it was filed with the Commission or was or hereafter is last amended, contained or will contain an untrue statement of a material fact or omitted or will omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

                 (f) The Company is a corporation duly organized and validly existing in good standing under the laws of the State of Delaware, and is duly registered and qualified to conduct its business and is in good standing in each jurisdiction or place where the nature of its properties or the conduct of its business requires such registration or qualification, except where the failure so to register or qualify will not have a material adverse effect on the business, prospects, financial condition or results of operations of the Company and the Subsidiaries, taken as a whole.

                 (g) All the outstanding shares of common stock, par value $.01 per share ("Common Stock"), and preferred stock, par value $.01 per share ("Preferred Stock"), of the Company have been duly authorized and validly issued, are fully paid and nonassessable and are free of any preemptive or similar rights. There are no outstanding options, warrants or other rights to acquire from the Company any capital stock except pursuant to the stock option plans and agreements referred to and otherwise described or incorporated by reference in the Registration Statement or the Prospectus.

                 (h) The Subsidiary Guarantees have been duly authorized and, when issued and delivered pursuant to this Agreement, will have been duly executed, authenticated, issued and delivered and will constitute valid and binding obligations of the Subsidiary Guarantors; and the Subsidiary Guarantees will conform to the descriptions thereof in the Prospectus.

                 (i) The fair salable value of the assets of each of the Company and the Subsidiary Guarantors exceed the amount that will be required to be paid on or in respect of the existing debts and other liabilities (including contingent liabilities) of the Company and the Subsidiary Guarantors, respectively, as they mature; the respective assets of the Company and the Subsidiary Guarantors do not constitute unreasonably small capital to carry out their respective businesses as conducted or as proposed to be conducted; neither the Company nor the Subsidiary Guarantors intend to, and do not believe that they will, incur debts beyond their ability to pay such debts as they mature; upon the issuance of the Securities and the Subsidiary Guarantees, the fair salable value of the assets of the Company and the





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         Subsidiaries, taken as a whole, will exceed the amount that will be required to be paid on or in respect of the existing debts and other liabilities (including contingent liabilities) of the Company and the Subsidiaries, taken as a whole, as they mature; the assets of the Company and the Subsidiaries do not, and upon the issuance of the Securities and the Subsidiary Guarantees will not, constitute unreasonably small capital for the Company and the Subsidiaries to carry out their respective businesses as now conducted or as proposed to be conducted including the capital needs of the Company and the Subsidiaries, and projected capital requirements of the business conducted by the Company and each of the Subsidiaries, and projected capital requirements and capital availability thereof; and neither the Company nor Subsidiary Guarantors intend to, and do not intend to permit any of their subsidiaries to, incur debts beyond their respective ability to pay such debts as they mature.

                 (j) Neither the Company nor any of the Subsidiaries has violated any foreign, federal, state or local law or regulation relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), or any provisions of the Employee Retirement Income Security Act or the rules and regulations promulgated thereunder, except for such violations which, singly or in the aggregate, would not have a material adverse effect on the business, prospects, financial condition or results of operation of the Company and the Subsidiaries, taken as a whole.

                 (k) There are no costs or liabilities associated with Environmental Laws (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties) which would, singly or in the aggregate, have a material adverse effect on the business, prospects, financial condition or results of operations of the Company and the Subsidiaries, taken as a whole.

                 (l) The Company and the Subsidiaries have all requisite power and authority, and have obtained all necessary authorizations, approvals, orders, licenses, franchises, certificates and permits of and from all governmental regulatory officials and bodies ("Permits"), including, without limitation, under any applicable Environmental Laws, to own, lease and operate their respective properties and conduct their respective businesses as described in the Registration Statement and the Prospectus, except where the failure to obtain such Permits will not have a material adverse effect on the business, prospects, financial condition or





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         results of operations of the Company and the Subsidiaries taken as a whole. Each of the Company and the Subsidiaries has fulfilled and performed all its current material obligations with respect to such Permits and no event has occurred which allows, or after notice or lapse of time, or both, would allow, revocation or termination thereof or result in any other material impairment of the rights of the holder of any such Permit, subject in each case to such qualification as may be set forth in the Registration Statement and the Prospectus and except where the failure to do so will not have a material adverse effect on the business, prospects, financial condition or results of operations of the Company and the Subsidiaries, taken as a whole. Except as described in the Registration Statement and the Prospectus and as is customary in the oil and gas industry or in the areas where the properties of the Company or the Subsidiaries are located, such Permits contain no restrictions that are materially burdensome to the Company and the Subsidiaries, taken as a whole. The Company and the Subsidiaries own, or possess adequate rights to use, all trademarks, service marks and other rights necessary for the conduct of their business as presently conducted and described in the Registration Statement and the Prospectus, and neither the Company nor any of the Subsidiaries has received any notice of conflict with the asserted rights of others in any such respect that would materially adversely affect their business and neither the Company nor any Subsidiary knows of any basis therefor. The property and business of the Company and the Subsidiaries taken as a whole conform in all material respects to the descriptions thereof contained in the Registration Statement and the Prospectus.

                 (m) All of the Company's subsidiaries that are required to be listed in an exhibit to the Registration Statement or to any document incorporated by reference therein are so listed (collectively, the "Subsidiaries"). Each of the Subsidiaries of the Company has been duly organized, is validly existing and in good standing in the jurisdiction of its organization, has the requisite power and authority to own, lease and operate its properties and conduct its business as described in the Registration Statement and is duly qualified to transact business and is in good standing in each jurisdiction or place in which it owns or leases properties or in which the conduct of its business requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and the Subsidiaries considered as a whole; all of the issued and outstanding capital stock of, or other equity interests in, each Subsidiary has been duly authorized and validly issued and is fully paid and nonassessable and, except as set forth in the Prospectus, all such capital stock or other equity interests of each Subsidiary is owned by the Company, directly or through subsidiaries, free and clear of any mortgage, pledge, lien, encumbrance, claim or equity except for any lien granted pursuant to the bank credit facility referenced in the Prospectus.





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                 (n)      Neither the Company nor any of the Subsidiaries is in
         violation of its or any of their charters or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any material contract, indenture, mortgage, loan agreement, note, lease or other instrument to which it or any of them is a party or by which it or any of them or their properties may be bound; no consent, approval, authorization or order of any court or governmental authority or agency is required for the consummation by the Company or the Subsidiary Guarantors of the transactions contemplated by this Agreement, except such as may be required under the Act, the 1939 Act, the Rules and Regulations or state securities or Blue Sky laws; and the execution and delivery of this Agreement, the Original Indenture, the First Supplemental Indenture and the
         Second Supplemental Indenture and the consummation of the transactions contemplated herein and therein will not conflict with or constitute a breach of, or default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of the Subsidiaries pursuant to any material contract, indenture, mortgage, loan agreement, note, lease or other instrument to which the Company or any of the Subsidiaries is a party or by which it or any of them may be bound or to which any of the property or assets of the Company or any of the Subsidiaries is subject, nor will such action result in any violation of the provisions of the charter or by-laws or other organizational documents of the Company or any Subsidiary or any law, administrative regulation or administrative or court decree.

                 (o) Except as set forth or incorporated by reference in the Prospectus, there is no action, suit or proceeding before or by any court or governmental agency or body, domestic or foreign, now pending or, to the knowledge of the Company, threatened against or affecting the Company or any of the Subsidiaries, which might result in any material adverse effect on the business, prospects, financial condition or results of operations of the Company and the Subsidiaries, taken as a whole, or might materially and adversely affect the properties or assets thereof or might materially and adversely affect the offering of the Securities; and there are no material contracts or other documents which are required to be filed as exhibits to the Registration Statement by the Act or by the Rules and Regulations which have not been so filed.

                 (p) Each of the Company and the Subsidiaries, except with respect to its respective interests in oil and gas leases, has good and marketable title in fee simple to all material real property owned by it, valid and defensible title to all material personal property owned by it and enforceable interests in leases of material real and personal property owned





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         by it, in each case free and clear of all security interests, mortgages, pledges, liens, encumbrances, charges and defects except
         (i) such as are referred to in the Prospectus or (ii) such as do not materially adversely affect the value of such property to the Company or such Subsidiary, and do not interfere with the use made and proposed to be made of such property by the Company or such Subsidiary to an extent that such interference would have a material adverse effect on the Company or such Subsidiary. Each of the Company and the Subsidiaries has good and defensible title to all of its respective interests in oil and gas leases, free and clear of any encumbrances, except encumbrances granted to secure the indebtedness specified in the Registration Statement, subject only to liens for taxes or charges of mechanics or materialmen not yet due and to encumbrances under gas sales contracts, operating agreements, unitization and pooling agreements and other similar agreements customarily found in connection with comparable drilling and producing operations and to title defects that are, singly and in the aggregate, not material in amount and do not interfere with its use or enjoyment of its oil and gas properties. Each of the Company and the Subsidiaries has conducted such title investigations and has acquired its respective interests in oil and gas leases in such manner as is customary in the oil and gas industry. Each of the Company and the Subsidiaries has complied in all material respects with the terms of the oil and gas leases in which it purports to own an interest, and all of such leases are in full force and effect (except where the failure so to comply or to be in full force and effect would not have a material adverse effect on the business, prospects, financial condition or results of operations of the Company and its Subsidiaries, taken as a whole).

                 (q) Arthur Andersen LLP, the accountants for the Company who have certified the financial statements and the related financial statement schedules included in the Company's most recent Annual Report on Form 10-K, which is incorporated by reference in the Prospectus, are independent public accountants with respect to the Company and the Subsidiaries as required by the Act.

                 (r) Netherland Sewell and Ryder Scott, whose reserve reports are filed as exhibits to the Company's most recent Annual Report on Form 10-K, are independent petroleum engineers with respect to the Company and the Subsidiaries.

                 (s) This Agreement has been duly authorized, executed and delivered by the Company and the Subsidiary Guarantors and is a valid and binding agreement of the Company and the Subsidiary Guarantors, except as rights to indemnity hereunder may be limited by applicable law.





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                 (t)      The Original Indenture has been duly authorized, and
         when executed and delivered by the Company, will be a valid and binding agreement of the Company that has been duly qualified under the 1939 Act. The First Supplemental Indenture has been duly authorized, and when executed and delivered by the Company, will be a valid and binding agreement of the Company, and the execution and delivery of the First Supplemental Indenture will not affect the qualification of the Original Indenture under the 1939 Act. The Second Supplemental Indenture has been duly authorized, and when executed and delivered by the Company and the Subsidiary Guarantors, will be a valid and binding agreement of the Company and the Subsidiary Guarantors, and the execution and delivery of the Second Supplemental Indenture will not affect the qualification of the Original Indenture under the 1939 Act.

                 (u) The Securities have been duly authorized and, when executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Underwriters in accordance with this Agreement, will be valid and binding obligations of the Company and will be entitled to the benefits of the Indenture.

                 (v) The Company is not an "investment company" within the meaning of the Investment Company Act of 1940, as amended, without taking account of any exemption arising out of the number of holders of the Company's securities.

                 (w) To the Company's knowledge, neither the Company nor any of the Subsidiaries nor any employee or agent of the Company or any Subsidiary has made any payment of funds of the Company or any Subsidiary or received or retained any funds in violation of any law, rule or regulation, which payment, receipt or retention of funds is of a character required to be disclosed in the Prospectus.

                 (x) There are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to the Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Act.





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                 (y)      Except as disclosed in the Prospectus, there are no
         business relationships or related party transactions required to be disclosed therein by Item 404 of Regulation S-K of the Commission.


                 (z) To the Company's knowledge, neither the Company nor any of its Subsidiaries nor any employee or agent of the Company or any Subsidiary has made any payment of funds of the Company or any Subsidiary or received or retained any funds in violation of any law, rule or regulation, which payment, receipt or retention of funds is of a character required to be disclosed in the Prospectus.

                 (aa) Neither the Company nor any of the Subsidiaries is involved in any labor dispute nor, to the knowledge of the Company, is any such dispute threatened.

                 (bb) Each of the Company and the Subsidiaries has filed all federal, state and local tax returns that are required to be filed or has obtained extensions thereof, and has paid all taxes shown on such returns and all assessments received by it to the extent that the same have become due or is contesting such taxes in good faith by appropriate proceedings.

                 (cc) Except for the shares of capital stock, or other equity interests, of each of the Subsidiaries, neither the Company nor any of the Subsidiaries owns any share of stock or any other securities of any corporation or has any equity interest in any firm, partnership, association or other entity material in amount in relation to the net assets of the Company and the Subsidiaries taken as a whole, other than as disclosed in the Prospectus or as reflected in the consolidated financial statements included or incorporated by reference in the Registration Statement and the Prospectus.

                 SECTION 3. Purchase, Sale and Delivery of Securities. On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Company agrees to issue and sell to the Underwriters, and each Underwriter agrees, severally and not jointly, to purchase from the Company at a purchase price of 96.452% of the principal amount per Security (the "purchase price per Security") plus accrued interest, if any, from June 10, 1997 to the date of payment and delivery, the respective principal amount of Securities set forth opposite such Underwriter's name in Schedule I hereto.

                 The Company will deliver the Securities to you for the accounts of the Underwriters, against payment of the purchase price therefor by wire transfer payable in same day funds to the order of the Company, at the office of NationsBanc Capital Markets, Inc., Charlotte, North Carolina





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at 10:00 A.M., Charlotte time, on June 10, 1997 or at such other place or time not later than seven full business days thereafter as you and the Company determine, such time being referred to herein as the "Closing Date."

                 The certificates for all the Securities so to be delivered will be in such denominations and registered in such names as you request two full business days prior to the Closing Date and will be made available at the office of NationsBanc Capital Markets, Inc., Charlotte, North Carolina or, upon your request, through the facilities of The Depository Trust Company, for checking and packaging at least one full business day prior to the Closing Date.

                 SECTION 4. Offering by Underwriters. After the Registration Statement becomes effective, the several Underwriters will offer the Securities for sale to the public on the terms as set forth in the Prospectus.

                 SECTION 5. Covenants of the Company and the Subsidiary Guarantors. The Company and the Subsidiary Guarantors, jointly and severally, covenant and agree with the several Underwriters that:

                 (a) The Company will advise you promptly of any proposal to amend or supplement the Registration Statement or the Prospectus, and will not effect such amendment or supplement without your consent, which will not be unreasonably withheld; the Company will also advise you promptly of receipt of notification of the institution by the Commission of any stop order proceedings in respect of the Registration Statement or the initiation or threatening of any proceeding for such purpose, and will use every reasonable effort to prevent the issuance of any such stop order and to obtain as soon as possible its lifting, if issued.

                 (b) If, during such period of time after the first date of the public offering of the Securities as in the opinion of counsel for the Underwriters a prospectus relating to the Securities is required by law to be delivered in connection with sales by an Underwriter or dealer, any event occurs as a result of which the Prospectus as then amended or supplemented would, in the judgment of the Underwriters and their counsel, include an untrue statement of a material fact, or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or if it is necessary at any time to amend the Prospectus to comply with the Act or any other law, the Company promptly will prepare and file with the Commission an





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         amendment or supplement which will correct such statement or omission or an amendment which will effect such compliance and will notify you and, upon your request, prepare and furnish without charge to each Underwriter and to any dealer in securities as many copies as you may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance.

                 (c) The Company will make generally available to the Company's security holders as soon as practicable an earning statement covering a period of at least 12 months beginning after the date of the Prospectus that satisfies the provisions of Section 11 (a) of the Act and the Rules and Regulations (including Rule 158).

                 (d) The Company will deliver to each of you as many signed and conformed copies of the registration statement (as originally filed) and of each amendment thereto (including exhibits filed therewith) as you may reasonably request and will also deliver to you a conformed copy of the Registration Statement and each amendment thereto for each of the Underwriters.

                 (e) The Company and the Subsidiary Guarantors will endeavor, in cooperation with you, to qualify the Securities for offering and sale under the applicable securities laws of such states and other jurisdictions of the United States as you may designate, and will maintain such qualifications in effect for as long as may be required for the distribution of the Securities. The Company and the Subsidiary Guarantors will file such statements and reports as may be required by the laws of each jurisdiction in which the Securities have been qualified as above provided.

                 (f) During the period of three years hereafter, the Company will furnish to you and, upon request, to each of the other Underwriters, as soon as practicable after the end of each fiscal year, a copy of its annual report to stockholders for such year, and the Company will furnish to you (i) as soon as available, a copy of each report or definitive proxy statement of the Company filed with the Commission under the Exchange Act or mailed to stockholders, and
         (ii) from time to time, such other information concerning the Company as you may reasonably request.

                 (g) The Company has not taken, nor will it take, directly or indirectly, any action designed to or that might reasonably be expected to cause or result in stabilization or manipulation of the price of its capital stock or debt securities to facilitate the sale or resale of the Securities.





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                 SECTION 6.  Conditions of the Obligations of the Underwriters.
The obligations of the several Underwriters to purchase and pay for the Securities on the Closing Date will be subject to the accuracy of the representations and warranties on the part of the Company and the Subsidiary Guarantors herein as of the date hereof and as of the Closing Date with the same force and effect as if made as of that date, to the performance by the Company and the Subsidiary Guarantors of their obligations hereunder and to the following additional conditions precedent:

                 (a) Prior to the Closing Date no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted, or to the knowledge of the Company or you, shall be contemplated by the Commission.

                 (b) You shall not have advised the Company that the Registration Statement or Prospectus, or any amendment or supplement thereto, contains an untrue statement of fact or omits to state a fact which, you have concluded, is material and in the case of an omission is required to be stated therein or is necessary to make the statements therein not misleading.

                 (c)      You shall have received a favorable opinion of Peter
         E. Lorenzen, General Counsel of the Company and the Subsidiary Guarantors, dated the Closing Date to the effect that:

                          (i) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of Delaware with corporate power and authority to own, lease and operate its properties and conduct its business as described in the Registration Statement; and the Company is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which it owns or leases property or in which the conduct of its business requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the business, prospects, condition (financial or other) or results of operations of the Company and the Subsidiaries, taken as a whole.

                          (ii) Each of the Subsidiaries of the Company has been duly organized and is validly existing as a corporation in good standing under the laws of the jurisdiction of its organization, has the requisite corporate power and authority to own, lease and operate its properties and conduct its business as described in the Registration

                 Statement, and is duly qualified to transact business and is in good standing in each jurisdiction or place in which it owns or leases properties or in which the conduct of its business requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the business, prospects, condition (financial or other) or results of operations of the Company and the Subsidiaries, taken as a whole; all of the issued and outstanding capital stock of each Subsidiary has been duly authorized and validly issued and is fully paid and non-assessable, and all of such capital stock, except as described in the Prospectus, is owned by the Company free and clear of any perfected security interest, or, to the best knowledge of such counsel, any other security interest, lien, adverse claim or other encumbrance except for the lien granted pursuant to the bank credit facility referenced in the Prospectus.

                          (iii) The authorized and outstanding capital stock of the Company is as set forth under the caption
                 "Capitalization" in the Prospectus; all the outstanding shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and nonassessable.

                          (iv) This Agreement has been duly authorized, executed and delivered by the Company and the Subsidiary Guarantors, and constitutes a valid and binding agreement of the Company and the Subsidiary Guarantors, except as rights to indemnity hereunder may be limited by applicable law.

                          (v)     The Original Indenture has been duly
                 authorized, executed and delivered by the Company, is a valid and binding agreement of the Company, conforms in all material respects to the applicable requirements of the 1939 Act and has been duly qualified under the 1939 Act; the First Supplemental Indenture has been duly authorized, executed and delivered by the Company and is a valid and binding agreement of the Company; the Second Supplemental Indenture has been duly authorized, executed and delivered by the Company and the Subsidiary Guarantors and is a valid and binding agreement of the Company and the Subsidiary Guarantors.

                          (vi) The Securities have been duly authorized and, when executed and authenticated in accordance with the provisions of the Indenture, and delivered to and paid for by the Underwriters in accordance with the terms of this Agreement, will be valid and binding obligations of the Company and will be entitled to the benefits of the Indenture.

                          (vii) The Subsidiary Guarantees have been duly authorized, executed and delivered by the Subsidiary Guarantors and, when the Securities have been duly authenticated in accordance with the terms of the Indenture and delivered to and paid for by the Underwriters in accordance with the terms of this Agreement, the Subsidiary Guarantees will constitute valid and binding obligations of the Subsidiary Guarantors; the Subsidiary Guarantees do not violate any law applicable to the Subsidiary Guarantors or the offering and issuance of the Securities and the Subsidiary Guarantees.

                          (viii) The form of certificate for the Securities contemplated by the Indenture conforms to the requirements of New York law.

                          (ix) The Registration Statement is effective under the Act and no stop order suspending the effectiveness of the Registration Statement has been issued under the Act or proceedings therefor initiated or, to the best knowledge of such counsel, threatened by the Commission.

                          (x) Statements set forth in the Prospectus under the headings "Risk Factors--Environmental and Other Regulation", "Description of the Credit Facility" and "Description of Notes" and as set forth in the Company's Annual Report on Form 10-K for the year ended December 31, 1996 under the headings "Business and Properties--Regulation" and "Legal Proceedings" insofar as such statements constitute a summary of the legal matters, documents or proceedings referred to therein fairly present the information called for with respect to such legal matters, documents and proceedings.

                          (xi) To the best knowledge of such counsel, neither the Company nor any of the Subsidiaries (A) is in violation of its charter or bylaws, (B) is in breach of, or in default (nor has an event occurred that with notice, lapse of time or both would constitute such a default) under any indenture, mortgage, deed of trust, note, bond, debenture, bank loan or credit agreement, or any other evidence of indebtedness, agreement or instrument to which the Company or any of the Subsidiaries is a party or by which any of them or any of their property is or may be bound or affected, (C) is in violation of any law, ordinance, administrative or governmental rule or regulation applicable to the Company or any of the Subsidiaries or of any decree of any court or governmental agency or body having jurisdiction over the Company or any of the Subsidiaries or (D) has received any notice of conflict with the asserted rights of others in respect of trademarks, service marks or other rights necessary for the conduct of their business, in each case in which such breach, default, violation or conflict would have a material adverse effect on the business, properties or operations of the Company and the Subsidiaries taken as a whole.

                          (xii) No consent, approval, authorization or order of any court or governmental authority or agency is required in connection with the transactions contemplated by this Agreement, except such as may be required under the Act, the 1939 Act, the Rules and Regulations or state securities or Blue Sky laws; and, to the best knowledge of such counsel, the execution and delivery of this Agreement, the Securities, the Subsidiary Guarantees, the Original Indenture, the First Supplemental Indenture and the Second Supplemental Indenture and the consummation of the transactions contemplated herein will not conflict with or constitute a breach of, or default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of the Subsidiaries pursuant to any material contract, indenture, mortgage, loan agreement, note, lease or other instrument to which the Company or any of the Subsidiaries is a party or by which it or any of them may be bound or to which any of the property or assets of the Company or any of the Subsidiaries is subject, nor will such action result in any violation of the provisions of the charter or bylaws of the Company, or any law, administrative regulation or administrative or court decree.

                          (xiii) To the best knowledge of such counsel, there is no legal or governmental proceeding pending or threatened to which the Company or any of the Subsidiaries is a party or to which any of the properties of the Company or any Subsidiary is subject that is required to be described in the Prospectus and is not so described or any material contract or other document that is required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement that is not so described or filed as required.

                          (xiv) To the best knowledge of such counsel, each of the Company and the Subsidiaries holds all necessary governmental authorizations, approvals, orders, licenses, certificates, franchises and permits of and from all governmental regulatory officials and bodies, including, without limitation, under any applicable Environmental Laws, for the conduct of the material businesses in which it is engaged and owns, or possesses adequate rights to use all material rights necessary for the conduct of such businesses, and to such counsel's knowledge, none of the

                 Company or the Subsidiaries has received any notice of conflict with the asserted rights of others in respect thereto, except where the failure to hold, or the conflict with the asserted rights of others with respect to, such authorizations, approvals, orders, licenses, certificates, franchises or permits would not have a material adverse effect on the business, prospects, condition (financial or other) or results of operations of the Company and the Subsidiaries, taken as a whole.

                          (xv) Except as described in the Prospectus, such counsel knows of no outstanding option, warrant or other right calling for the issuance of, and such counsel knows of no commitment, plan or arrangement to issue, any share of capital stock of the Company or any security convertible into or exchangeable or exercisable for capital stock of the Company; and except as described in the Prospectus, such counsel does not know of any holder of any securities of the Company or any other person who has the right, contractual or otherwise, to cause the Company to issue to such holder or such person, or permit such holder or such person to underwrite the sale of, any shares of capital stock of the Company upon and as the result of the issuance and sale of the Securities to you hereunder or the right to require registration under the Act of an offering of shares of capital stock of the Company as a result of the filing of the Registration Statement.

                          (xvi) Such counsel is of the opinion that the Registration Statement (other than the financial statements included therein, as to which no opinion need be expressed) complies as to form in all material respects with the requirements of the Act and the Rules and Regulations.

                          (xvii) Although such counsel is not passing upon and does not assume any responsibility for the accuracy or completeness of the statements contained in the Registration Statement and Prospectus (except with respect to paragraphs
                 (iii), (x) and (xvi) above), such counsel advises you that, on the basis of his participation in conferences with other officers and employees of the Company, representatives of the independent accountants and independent petroleum consultants of the Company and representatives of the Underwriters at which the contents of the Registration Statement and the Prospectus and related matters were discussed, no facts have come to his attention that lead him to believe that the Registration Statement or any amendment thereof (other than the financial statements and the notes thereto and the schedules and other financial, statistical and engineering data or information included therein and the exhibits thereto and that part of the Registration Statement that constitutes the Form T-1), at the time it became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus or any supplement thereto (other than the financial statements and the notes thereto and the schedules and other financial, statistical and engineering data or information included therein), as of its date or the Closing Date, as the case may be, contains an untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading.

                 (d) You shall have received from Baker & Botts, L.L.P., counsel for the Underwriters, an opinion, dated such Closing Date, with respect to the matters set forth in subparagraphs (iv), (v),
         (vi), (x) (but only as to the statements in the Prospectus under "Description of Notes") and (xvii) of paragraph (c) of this Section.

                 (e) At the Closing Date there shall not have been, since the date of this Agreement or since the respective dates as of which information is given in the Registration Statement, any material adverse change in the condition, financial or otherwise, earnings, business affairs or business prospects of the Company and the Subsidiaries considered as a whole, whether or not arising in the ordinary course of business, and you shall have received a certificate of an executive officer of each of the Company and the Subsidiary Guarantors, dated as of the Closing Date, to the foregoing effect and to the further effect that the representations and warranties of the Company and the Subsidiary Guarantors contained in Section 2 are true and correct with the same force and effect as though made on and as of the Closing Date.

                 (f) You shall have received from Arthur Andersen LLP, independent public accountants, two letters, the first delivered the day of but prior to the execution of, and dated the date of, this Agreement and the other dated the Closing Date, addressed to the Underwriters (with conformed copies for each of the Underwriters), in the form heretofore agreed (and in the case of the second such letter consistent with the first such letter) with such variations as are reasonably acceptable to you.

                 (g) At the Closing Date, counsel for the Underwriters shall have been furnished with such other documents and opinions as they may reasonably require.

                 SECTION 7. Payment of Expenses. The Company and its Subsidiaries, jointly and severally, will pay all costs, expenses, fees and taxes incident to (i) the preparation by the Company, printing, filing and distribution under the Act of the Registration Statement (including financial statements and exhibits), the Prospectus, each preliminary prospectus and all amendments and supplements to any of them prior to or during the period specified in Section 5(b), (ii) the preparation, printing (including word processing and duplication costs) and delivery of this Agreement, the Original Indenture, the First Supplemental Indenture, the Second Supplemental Indenture, Preliminary and Supplemental Blue Sky Memoranda and all other agreements, memoranda, correspondence and other documents printed and delivered in connection with the offering of the Securities, (iii) the registration with the Commission, and the issuance by the Company of the Securities (iv) the registration or qualification of the Securities for offer and sale under the securities or Blue Sky laws of the several states as described in Section 5(e) (including the reasonable fees and disbursements of your counsel relating to such registration or qualification), (v) the fees and expenses of rating agencies and (vi) the performance by the Company and the Subsidiary Guarantors of their other obligations under this Agreement.

                 If this Agreement is terminated by you in accordance with the provisions of Section 6 or Section 10(i), the Company shall reimburse you for all of your out-of-pocket expenses, including the reasonable fees and disbursements of counsel for the Underwriters.

                 SECTION 8. Indemnification and Contribution. (a) Each of the Company and the Subsidiary Guarantors, jointly and severally, agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages, liabilities or judgments (including without limiting the foregoing the reasonable legal and other expenses incurred in connection with any action, suit or proceeding or any claim asserted) arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the Prospectus or any preliminary prospectus, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or expenses are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information furnished in writing to the Company by any Underwriter through you expressly for use therein; provided, however, that with respect to any untrue statement or omission or alleged untrue statement or omission made in any preliminary prospectus, the indemnity agreement contained in this subsection (a) shall not inure to the benefit of any Underwriter (or any person who controls such Underwriter) from whom the person asserting any such losses, claims, damages or liabilities purchased the Securities concerned, to the extent that any such loss, claim, damage, liability or judgement of such Underwriter results from the fact that there was not sent or given to such person, at or prior to the written confirmation of the sale of such Securities to such person, a copy of the Prospectus if the Company had previously furnished copies thereof to such Underwriter and such untrue statement or omission or alleged untrue statement or omission made in a preliminary prospectus was corrected in the Prospectus. This indemnity agreement will be in addition to any liability which the Company or the Subsidiary Guarantors may otherwise have to the persons referred to above in this Section 8(a).

                 (b) Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, the Subsidiary Guarantors, the directors of the Company, the officers of the Company who sign the Registration Statement and each person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act from and against any and all losses, claims, damages and liabilities caused by any untrue statement or alleged untrue statement of a material fact contained in the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or any preliminary prospectus, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but only with reference to information relating to such Underwriter furnished to the Company in writing by such Underwriter through you expressly for use in the Registration Statement, the Prospectus, any amendment or supplement thereto, or any preliminary prospectus.

                 (c) In case any action or proceeding (including any governmental or regulatory investigation or proceeding) shall be instituted involving any person in respect of which indemnity may be sought pursuant to either of the two preceding paragraphs, such person (hereinafter called the indemnified party) shall promptly notify the person against whom such indemnity may be sought (hereinafter called the indemnifying party) in writing and the indemnifying party, upon request of the indemnified party, shall assume the defense thereof, including the employment of counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate and shall pay the fees and disbursements of such counsel related to such proceeding. In any such action or proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the indemnifying party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for (a) the reasonable fees and expenses of more than one separate firm (in addition to any local counsel) for all Underwriters and all persons, if any, who control Underwriters within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act and (b) the reasonable fees and expenses of more than one separate firm (in addition to any local counsel) for the Company, the Subsidiary Guarantors, the directors of the Company, the officers of the Company who sign the Registration Statement and each person, if any, who controls the Company within the meaning of either such Section and that all such fees and expenses shall be reimbursed as they are incurred. In the case of any such separate firm for the Underwriters and such control persons of Underwriters, such firm shall be designated in writing by NationsBanc Capital Markets, Inc. In the case of any such separate firm for the Company, the Subsidiary Guarantors, and such directors, officers and control persons of the Company, such firm shall be designated in writing by the Company. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

                 (d) If the indemnification provided for in this Section 8 is unavailable to an indemnified party in respect of any losses, claims, damages, liabilities or judgments referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities and expenses (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Subsidiary Guarantors on the one hand and the Underwriters on the other from the offering of the Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Subsidiary Guarantors on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Subsidiary Guarantors on the one hand and the Underwriters on the other shall be deemed to be in the same proportions as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the

Prospectus. The relative fault of the Company and the Subsidiary Guarantors on the one hand and the Underwriters on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Company, the Subsidiary Guarantors or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

                 (e) The Company, the Subsidiary Guarantors and the Underwriters agree that it would not be just and equitable if contribution pursuant to Section 8(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or judgments referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of Section 8(d), in no event shall any Underwriter be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which each Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute pursuant to Section 8(d) are several in proportion to the respective principal amount of Securities set forth opposite their names in Schedule I hereto.

                 SECTION 9. Representations, Warranties and Agreements to Survive Delivery. All representations, warranties and agreements contained in this Agreement, or contained in certificates of officers of the Company submitted hereto, including indemnity and contribution agreements, shall remain operative and in full force and effect, regardless of any termination of this Agreement, or any investigation made by or on behalf of any Underwriter or any person controlling any Underwriter by or on behalf of the Company, the Subsidiary Guarantors, the officers or directors of the Company, and shall survive acceptance and payment for the Securities hereunder.

                 SECTION 10. Effectiveness of Agreement and Termination. This Agreement shall become effective upon the execution and delivery hereof by the parties hereto.

                 This Agreement may be terminated for any reason at any time prior to the Closing Date by NationsBanc Capital Markets, Inc. upon the giving of written notice of such termination to the Company, if prior to the Closing Date (i) there has been, since the respective dates as of which information is given in the Registration Statement, any material adverse change in the condition, financial or otherwise, earnings, business affairs or business prospects of the Company and the Subsidiaries considered as a whole, whether or not arising in the ordinary course of business, or (ii) there has occurred any outbreak or escalation of hostilities or other calamity or crisis or material change in existing financial, political, economic or securities market conditions, the effect of which is such as to make it, in the judgment of NationsBanc Capital Markets, Inc., impracticable or inadvisable to market the Securities in the manner contemplated in the Prospectus or enforce contracts for the sale of the Securities, or (iii) trading in the Common Stock or Preferred Stock of the Company has been suspended by the Commission or the New York Stock Exchange, or trading generally on either the American Stock Exchange or the New York Stock Exchange has been suspended, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices for securities have been required, by either of said exchanges or by order of the Commission or any other governmental authority, or if a banking moratorium has been declared by either Federal, New York or Texas authorities. In the event of any such termination, the provisions of Section 7, the indemnity agreement and contribution provisions set forth in Section 8, and the provisions of Sections 9 and 14 shall remain in effect.

                 SECTION 11. Default. If, on the Closing Date, any one or more of the Underwriters shall fail or refuse to purchase Securities that it or they have agreed to purchase hereunder on such date, and the aggregate principal amount of Securities which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase is not more than one-tenth of the aggregate principal amount of the Securities to be purchased on such date, the other Underwriters shall be obligated severally in the proportions that the principal amount of Securities set forth opposite their respective names in Schedule I bears to the aggregate principal amount of Securities set forth opposite the names of all such non-defaulting Underwriters, or in such other proportions as you may specify, to purchase the Securities which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase on such date; provided that in no event shall the principal amount of Securities that any Underwriter has agreed to purchase pursuant to Section 3 be increased pursuant to this Section 11 by an amount in excess of one-ninth of such principal amount of Securities without the written consent of such Underwriter. If, on the Closing Date, any Underwriter or Underwriters shall fail or refuse to purchase Securities and the aggregate principal amount of Securities and the aggregate principal amount of Securities with respect to which such default occurs is more than one-tenth of the aggregate principal amount of Securities to be purchased on such date, and arrangements satisfactory to you and the Company for the purchase of such Securities are not made within 36 hours after such default, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter, Subsidiary Guarantor or the Company. In any such case either you or the Company shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement and in the Prospectus or in any other documents or arrangements may be effected. Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

                 SECTION 12.  Notices.   All notices and other communications
hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Underwriters shall be directed to you c/o NationsBanc Capital Markets, Inc., 100 North Tryon Street, Charlotte, North Carolina 28255, Attention: Syndicate; notices to the Company and the Subsidiary Guarantors shall be directed to them at Snyder Oil Corporation, 777 Main Street, Fort Worth, Texas 76102, attention of the Secretary with copy to the Treasurer.


                 SECTION 13. Parties. This Agreement shall inure to the benefit of and be binding upon the Company, the Subsidiary Guarantors, the Underwriters, any controlling persons referred to herein and their respective successors and assigns. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any other person, firm or corporation any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. No purchaser of Securities from any Underwriter shall be deemed to be a successor by reason merely of such purchase.

                 SECTION 14. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

                 SECTION 15. Counterparts. This Agreement may be signed in two or more counterparts each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

                 If the foregoing is in accordance with your understanding of our agreement, please sign this Agreement and return it to us.

                                          Very truly yours,

                                          SNYDER OIL CORPORATION


                                          /s/  James H. Shonsey
                                          ------------------------------------
                                          James H. Shonsey
                                          Vice President - Finance


                                          SUBSIDIARY GUARANTORS:

                                          DELMAR PETROLEUM, INC.


                                          /s/  James H. Shonsey
                                          ------------------------------------
                                          James H. Shonsey
                                          Vice President

                                          MEXICAN FLATS SERVICE COMPANY


                                          /s/  James H. Shonsey
                                          ------------------------------------
                                          James H. Shonsey
                                          Vice President


                                          SNYDER FLUID TECHNOLOGIES, INC.


                                          /s/  James H. Shonsey
                                          ------------------------------------
                                          James H. Shonsey
                                          Vice President

                                          SNYDER GAS MARKETING, INC.

                                          /s/  James H. Shonsey
                                          ------------------------------------
                                          James H. Shonsey
                                          Vice President

                                          SOCO GAS SYSTEMS, INC.

                                          /s/  James H. Shonsey
                                          ------------------------------------
                                          James H. Shonsey
                                          Vice President

                                          SOCO HOLDINGS, INC.

                                          /s/  James H. Shonsey
                                          ------------------------------------
                                          James H. Shonsey
                                          Vice President

                                          SOCO LOUISIANA LEASING, INC.


                                          /s/  James H. Shonsey
                                          ------------------------------------
                                          James H. Shonsey
                                          Vice President

                                          SOCO OFFSHORE, INC.


                                          /s/  James H. Shonsey
                                          ------------------------------------
                                          James H. Shonsey
                                          Vice President

                                          WESTERN TRANSMISSION
                                            CORPORATION


                                          /s/  James H. Shonsey
                                          ------------------------------------
                                          James H. Shonsey
                                          Vice President

                                          WYOMING GATHERING AND
                                            PRODUCTION COMPANY

                                          /s/  James H. Shonsey
                                          ------------------------------------
                                          James H. Shonsey
                                          Vice President

Confirmed and Accepted, as of the date
first above written:

NATIONSBANC CAPITAL MARKETS, INC.
CHASE SECURITIES INC.
SMITH BARNEY INC.
PETRIE PARKMAN & CO., INC.
As Underwriters.

By:      NATIONSBANC CAPITAL MARKETS, INC.


         By: /s/  J.G. Weinmann, Jr.
            ------------------------------------
            Name: J.G. Weinmann, Jr.
                  ------------------------------
            Title: Managing Director
                   -----------------------------

                                   SCHEDULE I


                                                                        Principal Amount
                                                                        Of Securities To
 Underwriter                                                              Be Purchased
 -----------                                                            ----------------
 NationsBanc Capital Markets, Inc.                                          $ 87,500,000
 Chase Securities Inc.                                                        52,500,000
 Smith Barney Inc.                                                            26,250,000
 Petrie Parkman & Co., Inc.                                                    8,750,000
                                                                            ------------

 Total                                                                      $175,000,000
                                                                            ============